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                                                                     Exhibit 1




    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
    -----------------------------------------



         As independent public accountants, we hereby consent to the use of our report dated February 4, 1994, in the Telephone and Data Systems, Inc. Tax-Deferred Savings Plan's filing of its Annual Report on Form 11-K for the 3 months ended December 31, 1993.


                                                            McGladrey & Pullen


    Madison, Wisconsin

    Date:  February 18, 1994